UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

SANDY SPRING BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17801 Georgia Avenue, Olney, Maryland 20832
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 774-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	SASR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The annual meeting of the shareholders of Sandy Spring Bancorp, Inc. (the “Company”) was held on May 24, 2023.

(b) The matters considered and voted on by the shareholders at the annual meeting and the vote of the shareholders were as follows:

1. The shareholders elected the following individuals as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Shares Voted Against	Abstentions
Mark E. Friis	33,546,643	1,813,814	130,470
Brian J. Lemek	34,313,552	998,184	179,191
Pamela A. Little	32,900,844	2,428,547	161,536
Craig A. Ruppert	27,927,180	7,449,209	114,538

The shareholders elected the following individual as director for a two-year term by the following vote:

Name	Shares Voted For	Shares Voted Against	Abstentions
Kenneth C. Cook	34,719,192	630,042	141,693

There were 3,683,073 broker non-votes in the election of directors.

2. The shareholders voted on amendments to the Articles of Incorporation to declassify the Board of Directors as follows:

Shares Voted For	Shares Voted Against	Abstentions
34,666,678	606,418	217,831

The proposal did not receive the requisite votes for approval. There were 3,683,073 broker non-votes on the proposal.

3. The shareholders voted on amendments to the Articles of Incorporation to eliminate the supermajority vote requirement for certain amendments as follows:

Shares Voted For	Shares Voted Against	Abstentions
34,199,237	992,264	299,426

The proposal did not receive the requisite votes for approval. There were 3,683,073 broker non-votes on the proposal.

4. The shareholders voted in favor of the non-binding resolution to approve the compensation of the named executive officers by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
33,925,418	1,051,131	514,378

There were3,683,073 broker non-votes on the proposal.

5. The shareholders voted, on an advisory basis, on the frequency of future votes to approve the compensation for the named executive officers as follows:

One Year	Two Years	Three Years	Abstentions
32,053,489	214,747	2,842,615	380,076

There were 3,683,073 broker non-votes on the proposal. Consistent with the results set forth above, the Company will continue to hold an advisory vote on the compensation of the Company’s named executive officers annually until the next shareholder vote on the frequency of future advisory votes on executive compensation.

6. The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
38,610,248	355,611	208,141

There were no broker non-votes on the proposal.

Item 9.01	Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.
(Registrant)

Date: May 25, 2023	By:	/s/ Aaron M. Kaslow
Aaron M. Kaslow
Executive Vice President, General Counsel and Secretary